UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 1, 2003
                Date of Report (Date of earliest event reported)

                            Certified Services, Inc.
               (Exact name of Registrant as specified in charter)

        Nevada                            0-31527                88-0444079
(State or other jurisdiction           (Commission File        (IRS. Employer
       of incorporation)                   Number)             Identification
                                                                   Number)

                  477 Madison Avenue, New York, New York 10022
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 308-8700

Item 2 and 5. Acquisition or Disposition of Assets and Other Events.

On July 1, 2003, the Registrant, through its wholly-owned subsidiary, American HR Holdings, Inc. ("AmerHR") completed the acquisition of all of the professional employer, staff leasing, payroll and human resource service companies (the "PEO Operations") of BACE International, Inc., a North Carolina corporation ("BACE"). The PEO Operations were comprised of the following subsidiaries and affiliates of BACE: American Staff Resources Corporation; Meridian Investment & Management, Inc.; ABP, Inc.; and StaffAmerica of Delaware, Inc.

The acquisition was consummated through the purchase by the Registrant of all of the issued and outstanding shares of capital stock of the PEO Operations (the "Shares"). The purchase price of the Shares was valued at approximately Seventeen Million Three Hundred Thousand Dollars ($17,300,000) comprising cash in the amount of $350,000; a promissory note in the principal amount of $3,500,000 with interest at the rate of 4%, payable within five years; 650,000 shares of the Registrant's common stock par value $.001 per share; an option to the purchase 100,000 shares of the Registrant's common stock; and the assumption of approximately $12,800,000 of BACE's acquisition and capital requirement debt. In addition, William L. Baumgardner, the founder and owner of BACE, executed a four (4) year consulting agreement with the Registrant, with annual compensation of $250,000, to assist in the transition of the PEO Operations to the Registrant Also, the Registrant renewed a pre-existing marketing agreement with BACE Motorsports for an additional year in the amount of $900,000.

Item 7(c) Exhibits

99.1 Addendum to the Stock Purchase Agreement dated June 27, 2003; 99.2 Promissory Note dated June 27, 2003; 99.3 Option to Purchase Common Stock dated June 27, 2003

99.4 Consulting Agreement of William L. Baumgardner dated June 27, 2003.

99.5 Audited Consolidated Financial Statements of ASR Acquisition, Inc.for the years ended December 31, 2001 and 2000*

99.6 Audited Consolidated Financial Statements of ASR Acquisition, Inc. for the years ended December 31, 2002 and 2001*

99.7 Unaudited Consolidated Financial Statements of ASR Acquisition, Inc. for the three months ended March 31, 2003*

99.8 Audited   Consolidated   Financial  Statements  of  Meridian  Investment  &
     Management, Inc. for the years ended December 31, 2001 and 2000*

99.9 Audited   Consolidated   Financial  Statements  of  Meridian  Investment  &
     Management, Inc. Inc. for the fiscal year ended September 30, 2002*

99.10Unaudited  Consolidated Audited Financial Statements of Meridian Investment
     & Management, Inc. for the six months ended March 31, 2003*

99.11Audited Combined Financial Statements of ABP, Inc. and affiliates, for the fiscal year ended September 30, 2001*

99.12Audited Combined Financial Statements of ABP, Inc. and affiliates, for the fiscal year ended September 30, 2002*

99.13Unaudited Combined Financial Statements of ABP, Inc. and affiliates, for the six months ended March 31, 2003*

  * To be provided in supplemental filing.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CERTIFIED SERVICES, INC.
Dated:  July 9, 2003
                                          By: /s/  Anthony R. Russo
                                          ---------------------
                                          Name: Anthony R. Russo
                                          Title:  Chief Financial Officer


Exhibit 99.1 Addendum to the Stock Purchase Agreement dated June 27, 2003

================================================================================




                                 ADDENDUM TO THE



                            STOCK PURCHASE AGREEMENT



                                     Between



                            BACE INTERNATIONAL, INC.



                                       And



              CERTIFIED SERVICES, INC. and THE CURA GROUP III, INC.



                            Dated as of June 27, 2003




================================================================================




                            STOCK PURCHASE AGREEMENT


     THIS ADDENDUM TO THE STOCK PURCHASE AGREEMENT (the "Addendum") is made as of the 27th day of June, 2003, by and between BACE International, Inc., a North Carolina corporation, ( the "Seller") and Certified Services, Inc., a Nevada corporation ("CSRV") and The Cura Group III, Inc., a Florida corporation ("Purchaser"). Certain capitalized terms used herein are defined in Article I.


                              W I T N E S S E T H:


     WHEREAS, the Seller is in the business of providing professional employee, staffing, payroll and other services (the "PEO Operations");

     WHEREAS, the Purchaser assisted the Seller in obtaining a Loan Agreement in the amount of $3,860,000 on August 30, 2002 in order to extend its Workers' Compensation insurance policy for an additional thirty days ("Loan 1");

     WHEREAS, the Purchaser again assisted the Seller in obtaining a Loan Agreement in the amount of $3,860,000 on September 30, 2002 in order to extend its Workers' Compensation insurance policy for an additional thirty days ("Loan 2");

     WHEREAS, the Seller and the Purchaser executed a Stock Purchase Agreement on October 31, 2002 (the "Purchase Agreement") pursuant to which the Purchaser would acquire all of the Seller's issued and outstanding capital stock (the "Shares") of its subsidiaries and affiliates engaged in PEO Operations, pending the completion of a due diligence review and determination of a fair valuation of the Shares (the "Transaction");

     WHEREAS, the Seller and the Purchaser also executed a Co-Management Agreement on October 31, 2002, pursuant to which, and in connection with the Purchase Agreement, the Purchaser provided the Seller's PEO Operations with Workers' Compensation coverage through the Purchaser's insurance facility;

     WHEREAS, The Cura Group III, Inc. ("Cura III") merged into and with The Cura Group II, Inc. ("Cura II") effective May 1, 2003; by virtue of the merger between Cura II and Cura III, Cura II has assumed all of Cura III's obligations under the Definitive Agreement;

     WHEREAS, the Purchaser and the Seller have determined the fair value of the Purchase Price of the Shares to be approximately Seventeen Million Three Hundred Thousand Dollars ($17,300,000), payment of the Purchase Price is subject to the delivery by the Seller of certain material information and consents as set forth herein;

     WHEREAS, the Purchase Price is comprised in part of securities in CSRV, the Seller and the Purchaser wish to modify the Purchase Agreement to include the Purchaser's parent, CSRV, as to the Note Consideration, Stock Consideration, the Option, the Consulting Agreement and the Marketing Agreement. Purchaser and Seller additionally agree that Purchaser's right to acquire the Shares may be assigned to CSRV.

     WHEREAS, the Seller and the Purchaser wish to modify the Purchase Agreement to include the Seller's affiliate, ASR Acquisition, Inc. a Delaware corporation and sole shareholder of American Staff Resources Corporation;

     WHEREAS, the Seller and the Purchaser wish to amend and supplement the terms of the Purchase Agreement pursuant to the terms and conditions of this Addendum;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, and for good and valuable consideration, the sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     The terms set forth in the Definitive Agreement shall have the same meaning in this Addendum except as specifically set forth herein.

     "Effective Date" means April 1, 2003, the date the transfer of the Shares from the Seller to the Purchaser shall become effective.

     "Shares" means all of the issued and outstanding shares of the following:

     i. ASR Acquisition, Inc.; and its subsidiaries American Staff Resource Corporation, American Staff Resources Corp. I, American Staff Resources Corporation II, American Staff Resources Corporation III, American Staff Resources Corporation IV, and American Staff Resources Corporation NS;

                  ii. Meridian Investment & Management, Inc.;

                  iii. ABP II, Inc.; and

                  iv. ABP III, Inc.

                                   ARTICLE II

                                   PREVALENCE

     2.1 Enforceability of the Purchase Agreement. This Addendum is intended only to supplement the terms and conditions of the Purchase Agreement. None of the terms and conditions contained herein are intended to nor shall have the effect of relieving any of the parties of their respective obligations as set forth within the Purchase Agreement.

     2.2 Addendum to Prevail. Notwithstanding anything to the contrary contained within Section 2.1 herein or any other agreement, any inconsistencies between the terms and conditions of this Addendum and any other agreement, including the Purchase Agreement, shall be resolved in favor of this Addendum.

                                   ARTICLE III

                           SALE AND PURCHASE OF SHARES

     3.1 Purchase of Shares. Subject to the terms and conditions of this Agreement, at the Closing the Seller shall sell, assign, convey, transfer and deliver to Purchaser, and Purchaser shall purchase, acquire and take assignment and delivery of, all of the Seller's right, title and interest in and to the Shares.

     3.2 Closing Date. The Closing shall take place on June 27, 2003 at the offices of the Seller at 6000 Fairview, Suite 1550, Charlotte, North Carolina, upon the execution of this Addendum.

     3.3 Purchase Price. At the Closing, as consideration for the transfer of the Shares, the Purchase Price shall be delivered to the Seller as follows:

                  (i) the assumption by the Purchaser of not more than Eight Million Dollars ($8,000,000) of the Seller's acquisition debt (the "Debt Assumption");

                  (ii) the assumption of the Seller's obligations in Loan 1 and Loan 2 in an amount not more than Four Million Eight Hundred Thousand Dollars ($4,800,000) (the "Loan Assumption");

                  (iii) a promissory note in the amount of Three Million Five Hundred Thousand Dollars ($3,500,000), in the form attached hereto as Exhibit A ("Note Consideration");

                  (iv) cash in the amount of Three Hundred Fifty Thousand Dollars ($350,000) ("Cash Consideration");

                  (v) six hundred fifty thousand (650,000) shares of CSRV's common stock, par value $.001 per share ("Stock
                  Consideration");

                   (vi) an option to purchase one hundred thousand (100,000)
                  shares of the CSRV's newly-issued common stock, par value $.001 per share (the "Option") in the form attached hereto as Exhibit B;

     Notwithstanding the foregoing, the Purchase Price shall be reduced, dollar-for-dollar, to the extent that, subsequent to the Closing, the liabilities, assumed pursuant to 3.3(i) and (ii) exceed $9,000,000 and such excess is due to the willful and deliberate effort of the Seller to misstate the amount assumed.

     3.4 Deliveries by Seller. At the Closing, Seller shall deliver to the Purchaser the (a) Shares, or duly executed Affidavits of Lost Stock, together with executed stock powers, in blank form for all of the corresponding issued and outstanding capital stock of: American Staff Resources Corporation; Meridian Investment & Management, Inc.: ABP II, Inc.; ABP III, Inc., ABP IV, Inc., StaffAmerica of Delaware, Inc.; and any other entity required to convey all of the Seller's PEO Operations; (b) the Notice of Sale in the form attached hereto as Exhibit C; (c) a current copy of the PEO Operations service agreement with StaffAmerica IT, LLC in the form attached hereto as Exhibit D;
          (d) Non-Solicitation and Disclosure Agreements for William L. Baumgardner, Brian Baumgardner, Anna Baumgardner, Robert J. Phillips, Michael Aldridge, Steve Mills, and Anurag Dandiya in the form attached hereto as Exhibit E.

     3.5 Deliveries by Purchaser. At the Closing, the Purchaser shall deliver to the Seller the Cash Consideration.


     3.6 Deliveries in Escrow. The Seller and the Purchaser agree that the Stock Consideration, Note Consideration together with the Seller's obligations to be assumed by Purchaser pursuant to the Debt Assumption and the Loan Assumption, a consulting agreement on behalf of William
          L. Baumgardner, in the form attached hereto as Exhibit F (the "Consulting Agreement"); a strategic marketing alliance agreement with BACE Motorsports in the form attached hereto as Exhibit G (the "Marketing Agreement"); an employment agreement of Brian Baumgardner, in the form attached hereto as Exhibit H; and a consulting agreement with Anna Baumgardner in the form attached hereto as Exhibit I (collectively, the "Deliverables"), shall remain in escrow with Purchaser's counsel until such time as the Seller has delivered the items set forth in Section 3.7 to the Addendum.

     3.7 Release Conditions. The Deliverables shall remain in escrow with Purchaser's counsel and shall be without binding effect and incur no obligation, liability or charge on the part of the Purchaser, unless and until, the Seller delivers the following items to the Purchaser:

          (a) Correspondence from Steven King, Prairie Capital, agreeing to a meeting with W.L. Baumgardner, Jr. and Danny L. Pixler concerning the re-negotiation of the obligation from the holders of those certain promissory notes in the original aggregate amount of $8,000,000 dated May 31, 2002, in connection with the acquisition of American Staff Resources Corporation;

          (b) Written consent to the transfer of the Shares, from Brentwood Capital Corp., the holder of Loan 1 and Loan 2; and

          (c) Statement from W.L. Baumgardner, Jr. to cooperate fully, on a "best efforts" basis with Danny L. Pixler in securing a line of credit from the Texas Capital Bank.

                                   ARTICLE IV

                                   COOPERATION

     4.1 Seller shall cooperate fully with Purchaser regarding all other items required to effectuate the transfer of the Shares to provide evidence of ownership by the Purchaser of the Seller's PEO Operations and to transfer the accounts, clients and co-employees associated with the Seller's PEO Operations. Seller shall cooperate in the filing of any and all federal, state and local tax returns.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.



                                            BACE INTERNATIONAL, INC.


                                            By:_____________________________
                                            William L. Baumgardner, President

                                            CERTIFIED SERVICES , INC.

                                            By:_________________________________
                                               Danny L. Pixler, President

                                            THE CURA GROUP II, INC.


                                            By:_________________________________
                                               Danny L. Pixler, President

                                  SCHEDULE 3.4

                              FINANCIAL STATEMENTS

     1. Audited combined financial statements of ABP II, Inc. and ABP III, Inc. for the fiscal years ended September 30, 2001 and 2002.

     2. Unaudited combined financial statements of ABP IV, Inc. for the period October 1, 2002 through March 31, 2003.

EXHIBIT 99.2______Promissory Note dated June 27, 2003


                                 PROMISSORY NOTE

$3,500,000.00                                                     June 27, 2003
Charlotte, North Carolina

     FOR VALUE RECEIVED, Certified Services, Inc., a Nevada corporation and The Cura Group II, Inc., a Florida corporation, the makers of this Promissory Note (collectively, the "Borrower"), hereby covenants and promises to pay to BACE International, Inc., a North Carolina corporation (the "Lender"), Three Million Five Hundred Thousand Dollars ($3,500,000.00), together with interest at the rate of four (4%) percent per annum, in lawful money of the United States of America, payable in fifty nine (59) equal monthly installments of Sixty Four Thousand Four Hundred Fifty Seven Dollars $64,457.00 USD) each, including principal and interest, computed from June 26, 2003 and to be paid on the first day of August, 2003 and on the first day of every month thereafter until July 1, 2008 (the "Due Date") when the remaining principal balance and all accrued interest and other costs hereunder shall be due and payable in full.

     Borrower shall have the right to prepay, without penalty, all or any part of the unpaid balance of this Note at any time on ten (10) days prior written notice. Borrower shall not be entitled to re-borrow any prepaid amounts of the principal, interest, costs or other charges. Borrower covenants that it is duly authorized to enter into this Note. This is a fully negotiable non-recourse Promissory Note given for Value.

     Borrower agrees and covenants that if it fails to make any payment of principal or interest when due or commits any default under any encumbrance or agreement securing this Note, unless such failure to timely pay or such default is cured by Borrower within thirty (30) days, then the whole Note shall become immediately due and payable, and all principal and accrued interest shall compound at the rate of eight (8%) percent per annum.

     Borrower and all endorsers, guarantors, sureties, accommodation parties hereof and all other parties liable or to become liable for all or nay part of this indebtedness, hereof severally and jointly waive presentment for payment, protect diligence, notice of nonpayment and of protest, and agreement to any extension of time payment and partial payments before, at or after maturity. Borrower, endorsers, guarantors, sureties, accommodation parties hereof, and all other persons liable or to become liable on this Note agree jointly and severally, to pay all costs of collection, including reasonable attorneys' fees and all costs of suit, in case the unpaid principal sum of this Note or any payment of interest or principal and interest thereon or any premium is not paid when due, or incase it becomes necessary to protect the security for the indebtedness evidenced hereby, or for the foreclosure by the Holder of any collateral, or in the event the Holder is made a party to any litigation because of the existence of the indebtedness evidenced by this Note or because of the existence of any security instrument pledged as security for the payment of this Note, whether suit be brought or not, and whether through courts of original jurisdiction, as well as appellate or bankruptcy courts or other legal proceedings.

     Borrower agrees and covenants that this Promissory Note and the terms thereof shall be binding upon not only the Borrower, but to any successor of the Borrower as well. The term "successor of the Borrower" shall include any person, corporation, association, joint venture or other entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Borrower.

     This Promissory Note shall be governed by and construed pursuant to the laws of the State of North Carolina. Any action commenced by a party hereto shall be brought in the General Court of Justice of the State of North Carolina.



THE CURA GROUP II, INC.                       CERTIFIED SERVICES, INC.
(BORROWER)                                    (BORROWER)


By:_/s/__________________________              By: __/s/_______________________

    Danny L. Pixler, President                  Danny L. Pixler, President


EXHIBIT 99.3 Option to Purchase Common Stock dated June 27, 2003



                                 CERTIFICATE FOR

                         OPTION TO PURCHASE COMMON STOCK

                                       OF

                            CERTIFIED SERVICES, INC.

     For good and valuable consideration, Certified Services, Inc. a corporation organized and existing under the laws of the State of Nevada ("Company"), hereby grants to BACE International, Inc. ("Holder"), an option (the "Option") to purchase up to an aggregate of one hundred thousand (100,000) shares of the Company's common stock, par value $.001 per share (the "Shares").

     The  Option  evidenced  by  this  certificate  ("Option   Certificate")  is
exercisable in accordance with the provisions set forth below:

     1. Grant of Option. The Option may be exercised by Holder, in whole or in part, at any time or from time to time if and only if the closing price of the Company's common stock reaches or exceeds the price of $12.00 per share on the NASDAQ OTC Bulletin Board for three (3) consecutive trading days, or other stock exchange on which the Company's common stock is listed. The Option may only be exercised for all of the Shares, by surrender of this Option Certificate, at the offices of the Company during regular business hours, with a bank draft or certified check payable to Company in the full amount of the purchase price of $2.00 per share exercised.

     2. Conditions to Exercise. The obligations of the Company to issue the Shares to Holder hereunder is subject to the conditions that all consents, approvals, orders or authorizations of the Holder set forth in Section 3.7 of a certain Addendum to the Stock Purchase Agreement dated June 27, 2003 have been obtained or satisfied.


     3. Representations and Warranties of the Company. The Company represents and warrants that (a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to enter into this Option; (b) the Company has taken all action necessary to authorize and reserve for issuance that number of unissued shares that are subject to the Option and upon their issuance, the Shares will be validly issued, fully paid and non-assessable; and (c) upon delivery of the Shares to the Holder, the Holder will acquire the shares free and clear of all liens, claims, charges, encumbrances and security interests of any nature whatsoever except those imposed by the Company.

          Company represents that its common stock is qualified for trading or quotation on a nationally recognized securities exchange or stock quotation system, including, without limitation, the NASDAQ OTC Bulletin Board, and for trading with applicable state authorities.

          The Option represented by this Option Certificate has not been registered under the federal Securities Act of 1933, as amended. Unless there is in effect at the time of the exercise of the Option, in whole or in part, a registration statement with respect to the Shares, it is agreed that the Option is being acquired for investment only and not with a view toward distribution or resale, and may not be transferred for consideration. In the absence of such registration statement, any Shares issued upon the exercise of the Option shall bear the following legend:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or under the securities laws of any state of the United States. The shares have been acquired without a view toward distribution and may not be offered, sold, pledged, or otherwise transferred in the absence of an effective registration statement for the shares under the Act and under applicable state securities laws or an opinion of counsel of recognized standing, in form and substance satisfactory to the corporation, that such registration is not required. The stock transfer agent has been ordered to effectuate transfers of this certificate only in accordance with the above instructions."

          In the event Company shall, at any time prior to the exercise of the Option in full: (i) pay to holders of the common stock of Company a dividend payable in shares of stock; or (ii) change or divide or otherwise reclassify its common stock into the same or a different number of shares with or without par value, or into shares of any other class or classes; or (iii) consolidate or merge with, or transfer its property as an entirety or substantially as an entirety to any other corporation or entity; or (iv) make any distribution of its assets to holders of its common stock as a liquidation or partial liquidation dividend or by way of return of capital; then, upon the subsequent exercise of the Option, Holder shall receive for the exercise price, in addition to or in substitution for the Shares to which Holder would otherwise be entitled upon such exercise, such additional shares of stock or such reclassified shares of stock, or such shares of the securities or property resulting from such consolidation or merger or transfer, or such assets of Company, which Holder would have been entitled to receive had Holder been a shareholder of record as of the date of such occurrence.

     4. Miscellaneous. The Option does not confer upon Holder any rights whatsoever as a shareholder of Company. Unless there is in effect at the time of the exercise of the Option, in whole or in part, a registration statement with respect to the Shares, Holder must duly execute the subscription form attached hereto as Attachment "1" and complete the accompanying instructions for issuance of the Shares.

     Neither this Option nor the obligations contained herein may be assigned by the Holder without the express written consent of the Company.

     IN WITNESS WHEREOF, Company and Holder have caused this Certificate to be executed and effective this 27th of June, 2003.


     COMPANY:                                        HOLDER:



     CERTIFIED SERVICES, INC.                BACE INTERNATIONAL, INC.



     By:  __  /s/ Dan L. Pixler_____         By: ___/s/ William L. Baumgardner
            -------------------                         -----------------------

             Dan L. Pixler, President        William L. Baumgardner, President.


                                 ATTACHMENT "1"

                             SUBSCRIPTION AGREEMENT


     The undersigned hereby subscribes to purchase one hundred thousand (100,000) shares of the common stock of Certified Services, Inc., a corporation organized and existing under the laws of the State of Nevada, for two dollars($2.00) per share, which the undersigned is entitled to purchase under the terms of the Certificate representing the Option surrendered herewith, for a total purchase price of Two Hundred Thousand Dollars ($200,000) in lawful currency of the United States of America, which is delivered herewith, and directs that the shares subscribed be issued as follows:


                           BACE INTERNATIONAL, INC.

                           --------------------------------
                           Street Address

                           --------------------------------
                           City                State         Zip Code

                           --------------------------------
                           Tax Identification Number

     The undersigned acknowledges that the shares subscribed have not been registered under the federal Securities Act of 1933, as amended, and may not be sold, pledged, or otherwise transferred for consideration without an effective registration statement under said Act or an opinion of counsel satisfactory to Company that registration under said Act is not required.

DATED:  _________________________, 20_____.

BACE INTERNATIONAL, INC.


By:________________________________

  William L. Baumgardner, President


EXHIBIT 99.4 Consulting Agreement of William L. Baumgardner dated June 27, 2003

                              CONSULTING AGREEMENT

     This Consulting Agreement (this "Agreement") is entered into as of June 27 2003 by and between CERTIFIED SERVICES, INC., a Nevada corporation, whose principal office is located at 477 Madison Avenue, New York, New York ("Company"), and WILLIAM L. BAUMGARDNER with an address at 6000 Fairview, Suite 1550, Charlotte, North Carolina ("Consultant"). Recitals

     WHEREAS, Company desires to retain Consultant as an independent contractor to the Company's executive committee and to provide certain consulting, advisory, business planning and development services to the Company, its subsidiaries and affiliates, including the development of an "exit strategy" (the "Services").

     WHEREAS, Consultant wants to accept such position and act as an independent contractor in performing the Services.

     NOW, THEREFORE, in consideration of the mutual covenants referred to herein, the parties agree as follows:

                                    Agreement

     1.   Retention.   Company  hereby  retains   Consultant  to  perform,   and
          Consultant hereby agrees to perform, the Services upon the terms and conditions of this Agreement.

     2. Term. The term of this Agreement shall commence on the date first set forth above and continue for a period of four (4) years thereafter, unless earlier terminated as set forth herein.

     3. Compensation. In consideration of the performance of the Services, the Company shall pay to consultant the sum of Two Hundred Fifty Thousand Dollars ($250,000) in monthly payments of Twenty Thousand Eight Hundred Thirty Three Dollars ($20,833) (the "Compensation").

     4. Duties. Consultant shall act as an independent contractor and to provide the Services at the request of the Company, but at such reasonable times and in such reasonable manner as may be mutually agreed upon between Company and Consultant. Consultant shall perform the Services for Company independently, but in compliance with professional standards generally applied in the industry and reasonable policies established by Company.


         5.       Non-Compete; Non-Disclosure.

          (a) Non-Compete. During the period of time Consultant is contracted by the Company, Consultant will not directly or indirectly, own, manage, operate, join, control, or participate in the ownership, management, operation or control of, or be employed by or connected in any manner with, any business engaged anywhere in the United States of America in the professional employer or employee leasing business.

          (b)  Non-Disclosure.   Consultant   shall   hold   in  the   strictest
               confidence, and shall not, directly or indirectly, disclose, divulge, reveal, report, publish, transfer or otherwise communicate or use any Confidential Information to the detriment of the Company.

          (c) Injunctive Relief and Termination. Any breach or threatened breach by Consultant of any of the provisions of paragraphs (a) or (b) hereof, the Company shall be entitled to a temporary restraining order, preliminary injunction and permanent injunction in order to prevent or restrain any such breach or threatened breach by Consultant, or by any or all of Consultant's agents, representatives or other persons directly or indirectly acting for, on behalf of or with Consultant.


     6 Independent Contractor. Consultant and Company hereby acknowledge that Consultant is an independent contractor.



     7. Termination. The Company may terminate this Agreement at any time for "cause", which shall be defined as: conviction of a crime involving moral turpitude. The Consultant may terminate this Agreement at any time upon failure of the company to perform any of the material terms of this Agreement. However, it is mutually agreed by all parties that if this Agreement is terminated for any reason, other than "cause", then the difference between the amount paid under this Agreement and One Million Dollars ($1,000,000.00 USD) shall immediately and without offset, be paid to Consultant.


     8. Assignment. Neither Company nor Consultant shall assign any rights or delegate any duties under this Agreement, except with the other=s
          prior  written  consent,   which  consent  will  not  be  unreasonably
          withheld.


     9. Severability. If any provision of this Agreement shall be invalid or unenforceable in any respect for any reason, the validity and enforceability of any such provision in any other respect and of the remaining provisions of this Agreement shall not be in any way impaired.


     10. Successors and Assigns. This Agreement shall be binding upon Company and Consultant and their successors and assigns.


     11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.


     12. Venue. If any suit or action is filed by any party to enforce this Agreement or otherwise with respect to the subject matter of this Agreement, venue shall be in the state courts in North Carolina.


     13. Amendments. This Agreement may be amended only by an instrument in writing executed by all of the parties


     14. Counterparts. This Agreement may be executed in counterpart copies, each of which will be deemed an original, but constituting a single agreement.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first written above.

         COMPANY:                                      CONSULTANT:
         -------                                       ----------

         CERTIFIED SERVICES, INC.


         By:________________________                   ___________________
              Danny L. Pixler, President               William L. Baumgardner